SUPPLEMENT TO PROSPECTUS The date of this supplement is November 28, 2014.

MFS® High Income Fund

Effective immediately, the second paragraph of the sub-section entitled “Fees and Expenses” beneath the main heading “Summary of Key Information” is restated in its entirety as follows:

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 (at least $100,000 effective December 29, 2014) in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 8 of the fund’s Prospectus and “Waivers of Sales Charges” on page H-1 of the fund’s Statement of Additional Information (“SAI”).

Effective immediately, the following is added after the table entitled “Shareholder Fees (fees paid directly from your investment)” in the sub-section entitled “Fees and Expenses” beneath the main heading “Summary of Key Information”:

Effective December 29, 2014, the Maximum Sales Charge on Class A and Class 529A shares will be reduced to 4.25%.

Effective December 29, 2014, the rows for Class A and Class 529A shares in the third paragraph of the sub-section entitled “Example” beneath the main heading “Summary of Key Information” is restated in its entirety as follows:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$516	$709	$918	$1,519
Class 529A Shares	$521	$734	$965	$1,627

Effective December 29, 2014, the rows for Class A and Class 529A shares in the “Performance Table” in the sub-section entitled “Performance Information” beneath the main heading “Summary of Key Information” are restated in their entirety as follows:

Average Annual Total Returns

(For the Periods Ended December 31, 2013)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
529A Shares	1.52%	15.28%	6.09%
A Shares	1.83%	15.42%	6.29%
Returns After Taxes on Distributions
A Shares	(0.73)%	12.45%	3.50%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	0.99%	11.04%	3.69%

Effective December 29, 2014, the sub-section “Class A and Class 529A Shares” in the sub-section entitled “Sales Charges and Waivers or Reductions” beneath the main heading “Description of Share Classes” is restated in its entirety as follows:

Class A and Class 529A Shares.  You may purchase Class A and Class 529A shares at the offering price (which includes the applicable initial sales charge).

The amount of the initial sales charge you pay when you buy Class A or Class 529A shares differs depending upon the amount you invest, as follows:

	INITIAL SALES CHARGE AS PERCENTAGE OF:
Amount of Purchase	GROSS PURCHASE AMOUNT (OFFERING PRICE*)	NET AMOUNT INVESTED
Less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	2.25%	2.30%
$500,000 but less than $1,000,000	1.75%	1.78%
$1,000,000 or more	None	None

*                Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

You may purchase Class A and Class 529A shares without an initial sales charge when you invest $1 million or more in Class A and Class 529A shares. However, for Class A shares purchased without an initial sales charge, for purchasers other than Employer Retirement Plans, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 18 months.

Effective December 29, 2014, the third paragraph in the sub-section “Financial Intermediary Compensation” beneath the main heading “Description of Share Classes” is restated in its entirety as follows:

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MFS High Income Fund

Financial intermediaries may receive up-front commissions of up to the following percentage amounts for sales of the following share classes:

SHARE CLASS	UP FRONT COMMISSION AS A PERCENTAGE OF OFFERING PRICE
Class A or Class 529A	4.25%
Class B or Class 529B	3.75%
Class C or Class 529C	1.00%

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